INVESTAR

NASDAQ: ISTR

Q2 2026 Investor Presentation

INVESTAR
HOLDING CORPORATION

Cautionary Statements

Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America, or GAAP. These measures and ratios include "tangible common equity," "tangible assets," "tangible common equity to tangible assets," "tangible book value per common share," "core noninterest income," "core earnings before noninterest expense," "core noninterest expense," "core earnings before income tax expense," "core income tax expense," "core earnings," "core earnings available to common shareholders," "core efficiency ratio," "core return on average assets," "core return on average common equity," "core basic earnings per common share" and "core diluted earnings per common share." We also present certain average loan, yield, net interest income and net interest margin data adjusted to show the effects of excluding interest recoveries and interest income accretion from the acquisition of loans. Management believes these non-GAAP financial measures provide information useful to investors in understanding Investar's financial results, and Investar believes that its presentation, together with the accompanying reconciliations, provides a more complete understanding of factors and trends affecting Investar's business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and Investar strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. A reconciliation of the non-GAAP financial measures disclosed in this presentation to the comparable GAAP financial measures is included at the end of the financial statement tables.

Forward-Looking and Cautionary Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Investar's current views with respect to, among other things, future events and financial performance, including the potential impacts of its strategies and the anticipated closing and impacts of the Wichita Falls transaction. Investar generally identifies forward-looking statements by terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "could," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of those words or other comparable words.

Any forward-looking statements contained in this presentation are based on the historical performance of Investar and its subsidiaries or on Investar's current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by Investar that the future plans, estimates or expectations by Investar will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to Investar's operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if Investar's underlying assumptions prove to be incorrect, Investar's actual results may vary materially from those indicated in these statements. Investar does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: (1) the significant risks and uncertainties for our business, results of operations and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate including heightened uncertainties resulting from recent changing trade and tariff policies that could have an adverse impact on inflation and economic growth at least in the near term; (2) changes in inflation, interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; (3) our ability to successfully execute our strategy focused on consistent, quality earnings through the optimization of our balance sheet, and our ability to successfully execute a long-term growth strategy; (4) our ability to achieve organic loan and deposit growth, and the composition of that growth; (5) our ability to identify and enter into agreements to combine with attractive acquisition candidates, finance acquisitions, complete acquisitions after definitive agreements are entered into, and successfully integrate and grow acquired operations; (6) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (7) a reduction in liquidity, including as a result of a reduction in the amount of deposits we hold or other sources of liquidity; (8) inaccuracy of the assumptions and estimates we make in establishing reserves for credit losses and other estimates; (9) changes in the quality or composition of our loan portfolio, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (10) changes in the quality and composition of, and changes in unrealized losses in, our investment portfolio, including whether we may have to sell securities before their recovery of amortized cost basis and realize losses; (11) the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; (12) our dependence on our management team, and our ability to attract and retain qualified personnel; (13) the concentration of our business within our geographic areas of operation in Louisiana, Texas and Alabama; (14) risks to holders of our common stock relating to our 6.5% Series A Non-Cumulative Perpetual Convertible Preferred Stock, including, but not limited to dividend preferences to holders of the preferred stock, other conditions with respect to the payment of dividends on our common stock, potential dilution upon conversion of the preferred stock, and liquidation preferences to holders of the preferred stock; (15) increasing costs of complying with new and potential future regulations; (16) new or increasing geopolitical tensions, including resulting from conflicts and wars in the Middle East, Ukraine and Israel and surrounding areas or new areas; (17) the emergence or worsening of widespread public health challenges or pandemics; (18) concentration of credit exposure; (19) any deterioration in asset quality and higher loan charge-offs, and the time and effort necessary to resolve problem assets; (20) fluctuations in the price of oil and natural gas; (21) data processing system failures and errors; (22) risks associated with our digital transformation process, including increased risks of cyberattacks and other security breaches and challenges associated with addressing the increased prevalence of artificial intelligence; (23) risks of losses resulting from increased fraud attacks against us and others in the financial services industry; (24) potential impairment of our goodwill and other intangible assets; (25) the impact of litigation and other legal proceedings to which we become subject; (26) competitive pressures in the commercial finance, retail banking, mortgage lending and consumer finance industries, as well as the financial resources of, and products offered by, competitors; (27) the impact of changes in laws and regulations applicable to us, including banking, securities and tax laws and regulations and accounting standards, as well as changes in the interpretation of such laws and regulations by our regulators; (28) changes in the scope and costs of FDIC insurance and other coverages; (29) governmental monetary and fiscal policies; and (30) hurricanes, tropical storms, tropical depressions, floods, winter storms, droughts and other adverse weather events, all of which have affected Investar's market areas from time to time; other natural disasters; oil spills and other man-made disasters; acts of terrorism; other international or domestic calamities; acts of God; and other matters beyond our control.

Our Company

Investar Holding Corporation is the Bank Holding Company for Investar Bank

- Headquartered in Baton Rouge, LA
- Founded in 2006
- Full service, commercially-oriented community bank
- 36 branches across Alabama, Louisiana and Texas
- Initial public offering and Nasdaq listing in 2014
- Completed 8 whole bank acquisitions and 1 branch transaction
- 51 consecutive quarters of dividends paid; 11 consecutive years of dividend growth

Mission

Investar is a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served



Execution of Strategic Initiatives – 2nd Quarter 2026

Balance Sheet Optimization and Capital

- Our strategy is to allow the consumer mortgage loans acquired from Wichita Falls Bancshares, Inc. ("WFB") to run off and replace them with production in our business lending portfolio primarily through the origination of higher yielding commercial and industrial loans.
- During the first half of 2026, Investar hired eight commercial bankers, primarily from larger banks, four in our Texas markets and four in our Louisiana markets, to grow our community banking relationships including loans, deposits and treasury management services.
- Total loans decreased by $7.9 million, or 0.3%, to $3.06 billion at June 30, 2026 compared to $3.07 billion at March 31, 2026. Excluding loans acquired from WFB, total loans increased by $56.0 million, or 2.6%, to $2.21 billion at June 30, 2026 compared to $2.16 billion at March 31, 2026.
- Variable-rate loans as a percentage of total loans was 50% at June 30, 2026 compared to 49% at March 31, 2026. Included in variable-rate loans are adjustable-rate mortgage loans we acquired in connection with our acquisition of WFB; however, the rate on these loans is generally fixed for an initial period depending on the loan terms.
- We kept duration short on our liabilities to provide flexibility to secure lower cost funding that was accretive to our net interest margin. As a result, our net interest margin improved eight basis points to 3.67% during the 2nd quarter of 2026.
- In accordance with our strategy to reduce wholesale funding, brokered time deposits decreased by $38.3 million, or 37.9%, to $62.9 million at June 30, 2026 compared to $101.2 million at March 31, 2026.
- We increased quarterly common stock dividends declared by 9% to $0.12 per common share for the 2nd quarter of 2026 from $0.11 per common share for the 1st quarter of 2026.
- We remain focused on building capital levels through organic earnings coupled with strategic management of the balance sheet, including a disciplined pace of share repurchases. We repurchased 27,235 shares of our common stock during the 2nd quarter of 2026 at an average price of $27.68 per share.

Credit Quality

- Nonperforming assets to total assets was 0.62% at June 30, 2026 compared to 0.61% at March 31, 2026. The allowance for credit losses to nonperforming loans was 187.3% at June 30, 2026 compared to 176.8% at March 31, 2026.
- Net charge-offs during the 2nd quarter of 2026 were less than 0.01% of the average loan balance for the quarter.
- We continued our strategy to originate high quality loans that we believe are less susceptible to the effects of a potential economic downturn.

Expense Control and Efficiency

- Despite inflationary pressures, our expenses are closely monitored and remain well-controlled.
- We are continuing to execute on our digital transformation and evaluating opportunities to optimize our physical branch and ATM footprint. In May 2026, Investar successfully completed the operational conversion of WFB onto our core system.

Financial Overview – 2nd Quarter 2026

Highlights

- Net interest margin improved eight basis points to 3.67% for the 2nd quarter of 2026 compared to 3.59% for the 1st quarter of 2026.
- Diluted earnings per common share were $0.61 for the 2nd quarter of 2026 compared to $0.77 for the 1st quarter of 2026. Core diluted earnings per common share[1] were $0.75 for the 2nd quarter of 2026 compared to $0.87 for the 1st quarter of 2026. The results for the 1st quarter of 2026 included a $2.1 million reversal of credit losses.
- Return on average assets was 0.98% for the 2nd quarter of 2026 compared to 1.25% for the 1st quarter of 2026. Core return on average assets[1] was 1.21% for the 2nd quarter of 2026 compared 1.41% for the 1st quarter of 2026. The results for the 1st quarter of 2026 included a $2.1 million reversal of credit losses.
- The overall cost of funds, which includes noninterest-bearing deposits, decreased nine basis points to 2.31% for the 2nd quarter of 2026 compared to 2.40% for the 1st quarter of 2026. The overall cost of deposits, which includes noninterest-bearing deposits, decreased 11 basis points to 2.19% for the 2nd quarter of 2026 compared to 2.30% for the 1st quarter of 2026.
- Credit quality strengthened with nonperforming loans improving to 0.63% of total loans at June 30, 2026 compared to 0.66% at March 31, 2026.
- The business lending portfolio, which consists of loans secured by owner-occupied commercial real estate properties and commercial and industrial loans, increased by $43.8 million, or 3.8%, to $1.21 billion at June 30, 2026 compared $1.17 billion at March 31, 2026.
- In accordance with our strategy to reduce wholesale funding, total deposits decreased by $18.9 million, or 0.6%, to $3.21 billion at June 30, 2026 compared to $3.23 billion at March 31, 2026. Excluding brokered time deposits, total deposits increased by $19.4 million, or 0.6%, to $3.15 billion at June 30, 2026 compared to $3.13 billion at March 31, 2026.
- Investar's regulatory total capital ratio increased to 14.99%, or 2.5%, at June 30, 2026 compared to 14.62% at March 31, 2026, and we remain well capitalized.
- Book value per common share increased to $28.29 at June 30, 2026, or 1.1% (4.4% annualized), compared to $27.97 at March 31, 2026. Tangible book value per common share[1] increased to $23.09 at June 30, 2026, or 1.6% (6.4% annualized), compared to $22.72 at March 31, 2026.

2nd Quarter Results

Balance Sheet (in millions)		
Assets	$	3,862
Net Loans	$	3,024
Deposits	$	3,214
Common Equity	$	390
Holding Company Capital		
TCA/TA[1]		8.39%
Tier 1 Leverage Capital		10.56%
Common Equity Tier 1 Capital		11.68%
Tier 1 Capital		13.27%
Total Capital		14.99%
Profitability (dollars in thousands)		
Net Interest Margin		3.67%
ROAA		0.98%
ROACE		9.19%
Net Income	$	9,472
Net Income Available to Common Shareholders	$	8,944
Pre-Tax, Pre-Provision Income[1]	$	11,883
Per Common Share Information		
Tangible Book Value[1]	$	23.09
Earnings (Diluted)	$	0.61
Dividends	$	0.12

INVESTAR HOLDING CORPORATION

[1] *Non-GAAP financial measure; please see appendix for additional details*

Leadership Team



John J. D'Angelo, President and Chief Executive Officer

Mr. D'Angelo has been the President and Chief Executive Officer of the Company since our organization as a bank holding company in 2013. He has also served as the Bank's President and Chief Executive Officer since its organization in 2006. Prior to Investar Bank's organization, Mr. D'Angelo was manager of the private banking, small business banking, construction lending, brokerage and trust areas of Hibernia National Bank (the predecessor to Capital One Bank, N.A.) for more than six years in the East Baton Rouge Parish, Louisiana, market. From 1996 to 2005, Mr. D'Angelo was president and director of Aegis Lending Corporation, a company with lending operations in 46 states and the District of Columbia.



John R. Campbell, Executive VP and Chief Financial Officer

Mr. Campbell joined the Bank in January 2023 as the Chief Financial Officer. Prior to joining the Bank, he served as the Director of Accounting and Corporate Controller for Laitram LLC, a global manufacturing company. Prior to joining Laitram LLC in 2005, Mr. Campbell served in corporate treasury, accounting and financial reporting, portfolio management, and lending roles for Hibernia National Bank for over ten years. Mr. Campbell also spent four years as an auditor with Ernst & Young LLP serving both public and privately-held clients in a variety of industries, including financial services. He has a Bachelor of Science in Finance from Louisiana State University and is a licensed Certified Public Accountant.



Jeffrey W. Martin, Executive VP and Chief Risk Officer

Mr. Martin joined the Bank in April 2020 as the Business Banking Director. In October 2025, he assumed the role of Chief Risk Officer. From October 2021 to April 2026, he served as Chief Credit Officer. Prior to joining the Bank, he served as a Commercial Banking Executive for Regions Bank. He has over 30 years of banking experience, including senior roles in credit risk management, special assets, business development strategy and commercial banking.



Linda M. Crochet, Executive VP and Chief Operating Officer

Ms. Crochet joined the Bank in January 2019 as the Greater Baton Rouge Loan Portfolio President. In October 2021, she assumed the role of Chief Operations Officer of the Company and the Bank. Prior to joining the Bank, Ms. Crochet served as Senior Director of Credit Process and Technology within the Credit Risk Management department of Capital One Bank from 2005 to 2018. Ms. Crochet also spent 21 years at Hibernia National Bank, which was acquired by Capital One Bank in 2005, in various roles that include credit underwriting, credit policy, lending, and investor relations.

Corporate Culture

VALUES

Integrity
Neighborly
Visionary
Empowerment
Star Service
Team Focused
Accountable
Responsive

MISSION

INVESTAR IS
a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served

Creating Shareholder Value

Tangible Book Value Per Common Share[1]

6.9% TBV / Common Share[1]
GROWTH CAGR[2]
2022 – 2026Q2

2026Q2 includes the impact of ($2.74) per share of AOCL[3]



$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
TBV/Common Share1 ($)
$18.92
$20.31
$23.42
$23.09
2023
2024
2025
2026Q2
TBV/Common Share

[1] Non-GAAP financial measure; please see appendix for additional details
[2] Abbreviation for Compound Annual Growth Rate – for the period beginning December 31, 2023 and ending June 30, 2026
[3] Abbreviation for Accumulated Other Comprehensive Loss

INVESTAR HOLDING CORPORATION

Dividend History



$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
26% CAGR
2014[1]
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026[2]

[1] Annualized based on 3rd quarter 2014 dividend of $0.0068 plus 4th quarter 2014 dividend of $0.007
[2] Annualized based on actual dividends of $0.23 through the 2nd quarter of 2026

INVESTAR HOLDING CORPORATION

Recent GAAP Earnings Performance

Net Income Available to Common Shareholders ($000)



$4,494
$5,651
$5,410
$11,496
$8,944
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Earnings Per Common Share (Diluted)



$0.46
$0.54
$0.51
$0.77
$0.61
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

ROAA (%)



0.66
0.88
0.83
1.25
0.98
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Net Interest Margin (%)



3.03
3.16
3.20
3.59
3.67
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Recent Core Earnings Performance

Core Earnings Available to Common Shareholders ($000)[1]



$4,706
$5,737
$6,135
$13,073
$11,129
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Core Earnings Per Common Share (Diluted)[1]



$0.47
$0.54
$0.58
$0.87
$0.75
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Core ROAA (%)[1]



0.69
0.89
0.93
1.41
1.21
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Core Efficiency Ratio (%)[1]



73.55
67.66
66.13
58.46
60.07
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

INVESTAR HOLDING CORPORATION

[1] Non-GAAP financial measure; please see the appendix for additional details

Returns to Shareholders

Shares Repurchased (%)[1]



5.02%
3.39%
2.25%
0.19%
1.16%
0.82%
2021
2022
2023
2024
2025
YTD2026

- In July 2023, the Board of Directors authorized an additional 350,000 shares for repurchase under our stock repurchase program.
- At June 30, 2026, 300,741 common shares were authorized for repurchase under our stock repurchase program.
- Repurchased 27,235 shares at an average price of $27.68 during the 2nd quarter of 2026 and 80,655 shares YTD at an average price of $28.31.

Dollars Returned to Shareholders ($000)



$10,015
$3,090
$6,925
$14,092
$3,552
$10,540
$6,870
$3,844
$3,026
$4,272
$300
$3,972
$6,520
$4,226
$2,294
$4,899
$2,590
$2,309
2021
2022
2023
2024
2025
YTD2026
Cash Paid to Repurchase Shares
Dividends Paid on Common Stock

- Since the inception of the stock repurchase program in 2015, the Company has paid $52.6 million to repurchase 2,749,259 shares at an average price of $19.12.
- The repurchase program is complemented by our ongoing quarterly shareholder dividend, which has increased at 26% per annum since our initial public offering to $0.12 per common share for the 2nd quarter of 2026.

INVESTAR HOLDING CORPORATION

[1] *Represents shares repurchased in period stated divided by common shares outstanding at prior period end.*

Continued Execution of Acquisition Strategy

Investar Has Completed 8 Whole Bank Acquisitions and 1 Branch Transaction



2011
South LA
Business Bank (LA)
2013
First Community
Bank (LA)
2017
Citizens
Bancshares (LA)
2017
BOJ Bancshares (LA)
2019
Mainland Bank
(TX)
2019
Bank of York (AL)
2020
PlainsCapital Bank
Branches (TX)
2021
Cheaha Financial
Group (AL)
2026
Wichita Falls
Bancshares (TX)
Total Assets:
$3.9 Billion

Investment Portfolio – 2nd Quarter 2026

Available for Sale *(Dollars in thousands)*	Book Value	Gain (Loss)	Fair Value
U.S. Governmental Securities	$ 35,926	$ (508)	$ 35,418
State and Political Subdivisions	18,858	(1,552)	17,306
Corporate Bonds	25,406	(1,218)	24,188
Residential Mortgage-backed Securities	299,347	(37,499)	261,848
Commercial Mortgage-backed Securities	79,838	(7,272)	72,566
Total	$ 459,375	$ (48,049)	$ 411,326

Available for Sale Portfolio Characteristics	
Weighted average modified duration	5.3 years
Current tax-equivalent yield	3.21%

Held to Maturity *(Dollars in thousands)*	Book Value	Gain (Loss)	Fair Value
State and Political Subdivisions	$ 45,392	$ 2,424	$ 47,816
Residential Mortgage-backed Securities	1,825	(191)	1,634
Total	$ 47,217	$ 2,233	$ 49,450

Held to Maturity Portfolio Characteristics	
Weighted average modified duration	8.6 years
Current tax-equivalent yield	6.62%

Total Effective Duration: 5.5 years


Commercial Mortgage-backed Securities 18%
U.S. Governmental Securities 9%
State and Political Subdivisions 4%
Corporate Bonds 6%
Residential Mortgage-backed Securities 63%


Residential Mortgage-backed Securities 3%
State and Political Subdivisions 97%

Loan Portfolio - 2nd Quarter 2026

Total Portfolio



Consumer
0.4%
Construction & Development
8.6%
Commercial & Industrial
23.0%
Nonowner-Occupied Commercial Real Estate
16.7%
1-4 Family
29.7%
Owner-Occupied Commercial Real Estate
16.6%
Farmland
0.3%
Multifamily
4.7%

Fixed vs. Variable Rate



$880.5M
Repricing within 3 months
Short-Term Variable
28.8%
$1.53B
Fixed Rate
49.9%
Long-Term Variable
21.3%
$653.3M
Repricing in greater than 3 months

	Loan Portfolio Detail - Quarterly Lookback				
(Dollars in thousands)	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Construction & Development	$ 141,654	$ 140,561	$ 147,980	$ 318,868	$ 261,799
1-4 Family	387,796	382,445	376,238	920,480	907,385
Multifamily	102,569	130,232	130,005	135,081	144,234
Farmland	4,519	3,996	4,788	7,803	9,850
Owner-Occupied Commercial Real Estate	462,182	462,830	460,126	505,882	508,245
Nonowner-Occupied Commercial Real Estate	466,009	459,711	452,142	504,784	512,483
Commercial & Industrial	531,460	560,763	595,263	661,803	703,279
Consumer	10,166	9,985	9,431	13,115	12,612
Total Loans	$ 2,106,355	$ 2,150,523	$ 2,175,973	$ 3,067,816	$ 3,059,887

CRE Portfolio Overview

Portfolio Characteristics June 30, 2026	
% of Total Portfolio	38.3%
Owner-Occupied as % of CRE Portfolio	43.3%
Nonowner-Occupied Office as a % of Total Portfolio	3.4%
Average Loan Size	$1.0M



Farmland 1%
Multifamily 12%
Owner-occupied 43%
$1.2B
Nonowner-occupied 44%

Owner-Occupied



All other owner-occupied 12%
Retail trade 26%
Construction 4%
Wholesale trade 11%
$508M
Mining, quarrying, and oil and gas extraction 7%
Accommodation and food services 6%
Other services (except public administration) 7%
Real estate 13%
Healthcare and social assistance 8%
Manufacturing 6%

Nonowner-Occupied



Warehouse 14%
Hotel/motel 6%
Retail 32%
All other nonowner-occupied 12%
$512M
Healthcare 16%
Office 20%

INVESTAR HOLDING CORPORATION

C&I Portfolio Overview

By Collateral Type



Attorney Cases
7%
Other
11%
Unsecured
6%
Equipment
12%
Cash/Brokerage
Secured
12%
Marine
13%
Accounts
Receivable
39%
$586M

By Industry



Transportation
and Warehousing
9%
Professional,
Scientific and
Technical Services
10%
Mining, quarrying,
and oil and gas
extraction
15%
Health care and
social assistance
7%
Other
21%
Finance and
Insurance
38%
$586M

Portfolio Characteristics June 30, 2026	
% of Total Portfolio	19.2%
Average Loan Size	$152K

Note: C&I portfolio excludes public finance loans

Construction & Development Portfolio Overview



Lot/Raw Land - Consumer 3%
1-4 Family Construction - Builder 17%
1-4 Family Development/Builder Lots 8%
1-4 Family Mortgage - Construction 36%
$262M
Commercial Land & Construction 30%
Multifamily 6%

Portfolio Characteristics June 30, 2026	
% of Total Portfolio	8.6%
Average Loan Size	$0.7M

Consumer Portfolio Overview



Unsecured
14%
Miscellaneous
2%
Auto
33%
$13M
CD/Savings
Secured
38%
Recreational
13%

Portfolio Characteristics June 30, 2026	
% of Total Portfolio	0.4%
Average Loan Size	$10K

Note: Since exiting the indirect auto loan origination business at the end of 2015, the Bank has experienced decreased loan sales and has ceased originations of consumer loans held for sale.

Allowance for Credit Losses

Allowance for Credit Losses / Total Loans (%)



1.16
1.38
1.26
1.21
1.18
2022
2023
2024
2025
2026Q2

(Dollars in thousands)	For the year ended 12/31/2022	12/31/2023	12/31/2024	12/31/2025	For the six months ended 6/30/2026
Allowance for Credit Losses:					
Beginning balance	$ 20,859	$ 24,364	$ 30,540	$ 26,721	$ 26,349
Allowance on WFB loans at acquisition	-	-	-	-	11,702
ASC Topic 326 adoption impact[1]	-	5,865	-	-	-
Provision for (reversal of) credit losses on loans	2,922	(1,964)	(3,192)	(3,774)	(1,428)
Charge-offs	(633)	(742)	(1,300)	(459)	(596)
Recoveries	1,216	3,017	673	3,861	224
Ending balance	$ 24,364	$ 30,540	$ 26,721	$ 26,349	$ 36,251

INVESTAR HOLDING CORPORATION

[1] Investar adopted the Current Expected Credit Loss accounting standard on January 1, 2023. Upon adoption, Investar recorded a one-time, cumulative effect adjustment to increase the allowance for credit losses by $5.9 million and reduce retained earnings, net of tax, by $4.3 million.

Asset Quality Trends

Nonperforming Assets ($000s)


$13,108
$12,313
$12,635
$23,744
$24,098
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

NPAs / Assets (%)


0.48
0.44
0.45
0.61
0.62
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Net Charge-offs / Avg. Loans (%)


0.00
0.00
0.00
0.01
0.00
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Reserves / NPLs (%)


355.9
344.7
284.5
176.8
187.3
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Deposit Portfolio – 2nd Quarter 2026

- Total deposits decreased $18.9 million, or 0.6%, to $3.21 billion at June 30, 2026, compared to $3.23 billion at March 31, 2026.
- Investar utilizes brokered time deposits, entirely in denominations of less than $250,000, to secure fixed cost funding and reduce short-term borrowings. At June 30, 2026, the remaining weighted average duration of brokered time deposits was approximately four months with a weighted average rate of 3.78%.
- Investar utilizes brokered demand deposits when pricing is more favorable than other short-term borrowings.



Interest-bearing Demand 30.8%
Money Market 11.3%
Savings 5.1%
Brokered Time 2.0%
Noninterest-bearing Demand 19.3%
Time 31.5%

	Deposit Composition - Quarterly Lookback				
(Dollars in thousands)	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Noninterest-bearing Demand	$ 448,459	$ 446,361	$ 445,986	$ 640,129	$ 621,870
Interest-bearing Demand	576,473	633,766	608,807	938,758	989,520
Money Market	220,961	237,339	255,500	374,842	362,317
Brokered Demand	-	-	2	-	-
Savings	134,729	137,514	136,124	164,815	165,192
Brokered Time	256,100	210,822	204,069	101,217	62,900
Time	701,463	706,876	699,761	1,013,052	1,012,087
Total Deposits	$ 2,338,185	$ 2,372,678	$ 2,350,249	$ 3,232,813	$ 3,213,886
Total Deposit Interest Rate[1]	**2.47%**	**2.46%**	**2.35%**	**2.30%**	**2.19%**

INVESTAR HOLDING CORPORATION

[1] *Non-GAAP financial measure; please see appendix for additional details*

Financial Profile

(Dollars in thousands, except per share data)	As of December 31, 2021	2022	2023	2024	2025	For the three months ended 9/30/2025	12/31/2025	3/31/2026	6/30/2026
Balance Sheet									
Total Assets	$ 2,513,203	$ 2,753,807	$ 2,815,155	$ 2,722,812	$ 2,833,048	$ 2,800,628	$ 2,833,048	$ 3,875,115	$ 3,861,673
Total Loans	$ 1,872,012	$ 2,104,767	$ 2,210,619	$ 2,125,084	$ 2,175,973	$ 2,150,523	$ 2,175,973	$ 3,067,816	$ 3,059,887
Total Deposits	$ 2,120,266	$ 2,082,365	$ 2,255,727	$ 2,345,944	$ 2,350,249	$ 2,372,678	$ 2,350,249	$ 3,232,813	$ 3,213,886
Loans/Deposits	88.29%	101.08%	98.00%	90.59%	92.58%	90.64%	92.58%	94.90%	95.21%
Capital									
TCA / TA[1]	8.04%	6.37%	6.65%	7.44%	8.22%	8.10%	8.22%	8.21%	8.39%
Total Capital	12.99%	13.25%	12.99%	13.13%	14.66%	14.65%	14.66%	14.62%	14.99%
Tier 1 Capital	9.90%	10.21%	9.90%	11.25%	12.85%	12.82%	12.85%	12.93%	13.27%
Tier 1 Leverage Capital	8.12%	8.53%	8.35%	9.27%	10.73%	10.70%	10.73%	10.31%	10.56%
Profitability Measures									
Net Interest Margin	3.53%	3.67%	2.83%	2.63%	3.07%	3.16%	3.20%	3.59%	3.67%
Noninterest Income / Average Assets	0.47%	0.70%	0.24%	0.51%	0.34%	0.42%	0.26%	0.31%	0.32%
Noninterest Expense / Average Assets	2.45%	2.34%	2.27%	2.26%	2.37%	2.34%	2.28%	2.37%	2.55%
Efficiency Ratio	65.79%	56.29%	77.26%	75.08%	72.85%	68.47%	69.34%	64.08%	67.49%
ROAA	0.31%	1.37%	0.60%	0.73%	0.83%	0.88%	0.83%	1.25%	0.98%
ROACE	3.22%	15.63%	7.63%	8.60%	8.45%	8.60%	7.91%	12.12%	9.19%
Diluted Earnings Per Common Share	$ 0.76	$ 3.50	$ 1.69	$ 2.04	$ 2.13	$ 0.54	$ 0.51	$ 0.77	$ 0.61
Net Income	$ 8,000	$ 35,709	$ 16,678	$ 20,252	$ 22,904	$ 6,179	$ 5,938	$ 12,024	$ 9,472
Net Income Available to Common Shareholders	$ 8,000	$ 35,709	$ 16,678	$ 20,252	$ 21,848	$ 5,651	$ 5,410	$ 11,496	$ 8,944
Asset Quality									
NPAs / Assets	1.28%	0.44%	0.36%	0.52%	0.45%	0.44%	0.45%	0.61%	0.62%
NCOs / Average Loans	1.18%	-0.03%	-0.11%	0.03%	-0.16%	0.00%	0.00%	0.01%	0.00%

INVESTAR HOLDING CORPORATION

[1] Non-GAAP financial measure; please see appendix for additional details

Appendix

Non-GAAP Reconciliation

(Dollars in thousands, except per share data)	As of December 31,					As of the three months ended			
	2021	2022	2023	2024	2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Tangible common equity:									
Total stockholders' equity	$ 242,598	$ 215,782	$ 226,768	$ 241,296	$ 301,073	$ 295,295	$ 301,073	$ 414,634	$ 420,132
Less: preferred stock	-	-	-	-	30,353	30,353	30,353	30,353	30,353
Total common stockholders' equity	242,598	215,782	226,768	241,296	270,720	264,942	270,720	384,281	389,779
Adjustments:									
Goodwill	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(58,090)	(58,267)
Other intangibles	(3,948)	(3,059)	(2,232)	(1,608)	(1,096)	(1,215)	(1,096)	(14,048)	(13,437)
Tangible common equity	$ 198,562	$ 172,635	$ 184,448	$ 199,600	$ 229,536	$ 223,639	$ 229,536	$ 312,143	$ 318,075
Common shares outstanding	10,343,494	9,901,847	9,748,067	9,828,413	9,798,948	9,825,883	9,798,948	13,741,225	13,777,385
Book value per common share	$ 23.45	$ 21.79	$ 23.26	$ 24.55	$ 27.63	$ 26.96	$ 27.63	$ 27.97	$ 28.29
Tangible book value per common share	$ 19.20	$ 17.43	$ 18.92	$ 20.31	$ 23.42	$ 22.76	$ 23.42	$ 22.72	$ 23.09
Tangible assets:									
Total assets	$ 2,513,203	$ 2,753,807	$ 2,815,155	$ 2,722,812	$ 2,833,048	$ 2,800,628	$ 2,833,048	$ 3,875,115	$ 3,861,673
Adjustments:									
Goodwill	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(58,090)	(58,267)
Other intangibles	(3,948)	(3,059)	(2,232)	(1,608)	(1,096)	(1,215)	(1,096)	(14,048)	(13,437)
Tangible assets	$ 2,469,167	$ 2,710,660	$ 2,772,835	$ 2,681,116	$ 2,791,864	$ 2,759,325	$ 2,791,864	$ 3,802,977	$ 3,789,969
Total common equity to total assets ratio	9.65%	7.84%	8.06%	8.86%	9.56%	9.46%	9.56%	9.92%	10.09%
Tangible common equity to tangible assets ratio	8.04%	6.37%	6.65%	7.44%	8.22%	8.10%	8.22%	8.21%	8.39%

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the three months ended 6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Net Income	$ 4,494	$ 6,179	$ 5,938	$ 12,024	$ 9,472
Plus: Provision for (Reversal of) Credit Losses	141	139	(75)	(2,108)	275
Plus: Income Tax Expense	935	1,293	1,333	2,885	2,136
Pre-Tax, Pre-Provision Net Income	**$ 5,570**	**$ 7,611**	**$ 7,196**	**$ 12,801**	**$ 11,883**

Non-GAAP Reconciliation (continued)

	For the three months ended				
(Dollars in thousands)	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Interest on Deposits	$ 14,456	$ 14,726	$ 14,046	$ 18,710	$ 17,496
Average Interest-Bearing Deposits	1,896,474	1,919,377	1,917,020	2,662,652	2,578,750
Average Noninterest-Bearing Deposits	448,835	451,029	453,460	633,636	627,583
Average Total Deposits	2,345,309	2,370,406	2,370,480	3,296,288	3,206,333
Total Deposit Interest Rate	**2.47%**	**2.46%**	**2.35%**	**2.30%**	**2.19%**

Non-GAAP Reconciliation (continued)

	For the three months ended				
(Dollars in thousands)	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Net interest income	$ 19,644	$ 21,153	$ 21,631	$ 32,660	$ 33,449
Provision for (reversal of) credit losses	141	139	(75)	(2,108)	275
Net interest income after provision for (reversal of) credit losses	**19,503**	**21,014**	**21,706**	**34,768**	**33,174**
Noninterest income	2,626	2,984	1,842	2,980	3,098
Gain on call or sale of investment securities, net	-	(2)	(16)	-	(12)
Loss on sale or disposition of fixed assets, net	-	5	-	-	-
(Gain) loss on sale of other real estate owned, net	(29)	(94)	94	84	(4)
Gain on sale of loans	-	-	-	(26)	-
Change in the fair value of equity securities	(53)	(200)	(84)	(130)	(177)
Income from insurance proceeds [1]	(304)	-	-	-	-
Change in the net asset value of other investments [2]	136	11	389	(17)	109
Core noninterest income	**2,376**	**2,704**	**2,225**	**2,891**	**3,014**
Core earnings before noninterest expense	21,879	23,718	23,931	37,659	36,188
Total noninterest expense	16,700	16,526	16,277	22,839	24,664
Write down of other real estate owned [3]	(296)	(138)	-	-	(75)
Severance [4]	(26)	-	(52)	(327)	(105)
Acquisition expense	(182)	(246)	(449)	(1,728)	(2,582)
Core noninterest expense	**16,196**	**16,142**	**15,776**	**20,784**	**21,902**
Core earnings before income tax expense	**5,683**	**7,576**	**8,155**	**16,875**	**14,286**
Core income tax expense [5]	977	1,311	1,492	3,274	2,629
Core earnings	**$ 4,706**	**$ 6,265**	**$ 6,663**	**$ 13,601**	**$ 11,657**
Preferred stock dividends declared	-	528	528	528	528
Core earnings available to common shareholders	**$ 4,706**	**$ 5,737**	**$ 6,135**	**$ 13,073**	**$ 11,129**

Non-GAAP Reconciliation (continued)

(Dollars in thousands, except per share data)	For the three months ended 6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Core basic earnings per common share	$ 0.48	$ 0.58	$ 0.63	$ 0.95	$ 0.81
Diluted earnings per common share (GAAP)	0.46	0.54	0.51	0.77	0.61
Gain on call or sale of investment securities, net	-	-	-	-	-
Loss on sale or disposition of fixed assets, net	-	-	-	-	-
(Gain) loss on sale of other real estate owned, net	-	(0.01)	0.01	-	-
Gain on sale of loans	-	-	-	-	-
Change in the fair value of equity securities	-	(0.02)	(0.01)	(0.01)	(0.01)
Income from insurance proceeds [1]	(0.03)	-	-	-	-
Change in the net asset value of other investments [2]	0.01	-	0.03	-	0.01
Write down of other real estate owned [3]	0.02	0.01	-	-	-
Severance [4]	-	-	0.01	0.02	0.01
Acquisition expense	0.01	0.02	0.03	0.09	0.13
Core diluted earnings per common share	**$ 0.47**	**$ 0.54**	**$ 0.58**	**$ 0.87**	**$ 0.75**
Efficiency ratio	74.99%	68.47%	69.34%	64.08%	67.49%
Core efficiency ratio	73.55%	67.66%	66.13%	58.46%	60.07%
Core return on average assets [6]	0.69%	0.89%	0.93%	1.41%	1.21%
Total average assets	$ 2,740,388	$ 2,797,338	$ 2,836,916	$ 3,910,392	$ 3,879,711

[1] Adjustment to noninterest income for insurance proceeds received for damages to a property recorded in other real estate owned, which is included in other operating income the accompany consolidated statements of income.

[2] Change in net asset value of other investments represents unrealized gains or losses on Investar's investments in Small Business Investment Companies and other investment funds included in other operating income in the accompanying consolidated statements of income.

[3] Reflects an adjustment to noninterest expense for provision for estimated losses on other real estate owned when fair value is determined to be less than carrying values, which is included in other operating expenses in the accompanying consolidated statements of income.

[4] Severance is included in salaries and employee benefits in the accompanying consolidated statements of income.

[5] Core income tax expense is calculated using the effective tax rates of 18.4%, 19.4% 18.3%, 17.3% and 17.2% for the quarters ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively.

[6] Core earnings used in calculation. No adjustments were made to average assets.

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	June 30, 2026 Average Balance	June 30, 2026 Interest Income/ Expense	June 30, 2026 Yield/ Rate	March 31, 2026 Average Balance	March 31, 2026 Interest Income/ Expense	March 31, 2026 Yield/ Rate
Interest-earning assets:						
Loans	$ 3,049,671	$ 47,715	6.28%	$ 3,095,915	$ 47,954	6.28%
Adjustments:						
Interest recoveries		21			7	
Accretion		2,543			2,848	
Adjusted loans	3,049,671	45,151	5.94	3,095,915	45,099	5.91
Securities:						
Taxable	460,171	3,790	3.30	428,523	3,372	3.19
Tax-exempt	56,218	743	5.30	56,639	741	5.31
Interest-bearing balances with banks	90,896	951	4.20	103,450	1,137	4.46
Adjusted interest-earning assets	3,656,956	50,635	5.55	3,684,527	50,349	5.54
Total interest-bearing liabilities	2,804,480	19,750	2.82	2,836,647	20,544	2.94
Net interest income/net interest margin		$ 33,449	3.67%		$ 32,660	3.59%
Adjusted net interest income/adjusted net interest margin		$ 30,885	3.39%		$ 29,805	3.28%

For the three months ended